SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    Form 8-K
              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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                           May 18, 1998 (May 11, 1998)
               (Date of Report (date of earliest event reported))


                               Cendant Corporation
             (Exact name of Registrant as specified in its charter)


           Delaware                        1-10308                06-0918165
(State or other jurisdiction          (Commission File No.)   (I.R.S. Employer
of incorporation or organization)                         Identification Number)

         6 Sylvan Way
     Parsippany, New Jersey                                              07054
(Address of principal executive office)                               (Zip Code)





                                 (973) 428-9700
              (Registrant's telephone number, including area code)



                                      None
       (Former name, former address and former fiscal year, if applicable)










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Item 4.           Changes In Registrant's Certifying Accountant

As previously announced, the Company has discovered accounting irregularities in certain business units of the former CUC International Inc. ("CUC"), which are now part of the Company's Alliance Marketing Division (formerly the Membership segment). The results of an investigation by the Audit Committee of the Company's Board of Directors into these accounting irregularities will require a restatement of previously reported quarterly and annual results. As previously announced, the previously issued audited financial statements and auditors' reports should not be relied upon. As discussed in the Form 8-K filed on January 22, 1998, the Company had engaged Deloitte & Touche LLP as its new principal accountants and Ernst & Young LLP was to be dismissed after it completed its audit of the Company's former CUC business units for the year ended December 31, 1997. In connection with the preparation of restated financial statements for the year ended December 31, 1997, the Company intends to continue to use its principal independent accountants, Deloitte & Touche LLP, and has decided to dismiss Ernst & Young LLP as the independent accountant upon whom Deloitte & Touche LLP previously relied in its report on the Company. As principal independent accountants of the Company, Deloitte & Touche LLP will assume all auditing functions previously provided by Ernst & Young LLP for the former CUC businesses.

Pursuant to Item 304(a) of Regulation S-K, the Company reports the following:

                     (i) On May 11, 1998, the Company dismissed Ernst & Young LLP, which served as the independent accountants of the Company's former CUC businesses for the year ended December 31, 1997 and upon whom the Company's principal accountants, Deloitte & Touche LLP, expressed reliance in its report on the Company. As discussed in the Form 8-K filed on January 22, 1998, the Company had engaged Deloitte & Touche LLP as its new principal accountants and Ernst & Young LLP was to be dismissed after it completed its audit of the Company's former CUC business units for the year ended December 31, 1997.

                     (ii) The reports of Ernst & Young LLP on the financial statements for the past two fiscal years of the Company contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

                     (iii) The Audit Committee of the Company's Board of Directors participated in and approved the decision to dismiss Ernst & Young LLP.

                     (iv) In connection with its audit for the two most recent fiscal years and through May
11, 1998, there were no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Ernst & Young LLP would have caused Ernst & Young LLP to make reference thereto in their report on the financial statements for such years. However, as previously reported, the Audit Committee of the Board of Directors of the Company is conducting an investigation into accounting irregularities at former CUC business units which were audited by Ernst & Young LLP. The results of such investigation will require a restatement of previously reported financial statements of the Company. Such investigation may result in disagreements by the Company with Ernst & Young LLP in the future with respect to previously reported financial statements of the Company which were audited by Ernst & Young LLP.

                     (v) During the two most recent fiscal years and through May 11, 1998, there were no reportable events as that term is defined in Item 304(a)
(1)(v) of Regulation S-K. However, as part of its announcement of accounting irregularities, the Company has said that previously issued financial statements and auditors' reports should not be relied upon.

                     (vi) The Company has requested that Ernst & Young LLP furnish it with a letter addressed to the Commission stating whether or not it agrees with the above statements. A copy of such letter, dated May 15, 1998, is filed as Exhibit 16 of this Form 8-K.

Item 7.   Exhibits

Exhibit
   No.         Description

16 Letter from Ernst & Young LLP regarding change in certifying accountant of a significant subsidiary.

99.1 Press Release: Cendant Dismisses Ernst & Young LLP as Independent Accountants of the Company's Former CUC Business Units, dated May 18, 1998.





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                                    SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          CENDANT CORPORATION


                                          By:  /s/     Scott E.  Forbes
                                                    Scott E.  Forbes
                                                    Executive Vice President
                                                    and Chief Accounting Officer


Date: May 18, 1998





























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                               CENDANT CORPORATION
                           CURRENT REPORT ON FORM 8-K
                    Report Dated May 18, 1998 (May 11, 1998)


                                  EXHIBIT INDEX


Exhibit No.       Description

16 Letter from Ernst & Young LLP regarding change in certifying accountant of a significant subsidiary.

99.1 Press Release: Cendant Dismisses Ernst & Young LLP as independent Accountants of the Company's Former CUC Business Units, dated May 18, 1998.